Exhibit 99.1

Notice of 2021 Annual Meeting and

Notice of Availability of Meeting Materials (Registered)

Throughout this notice, Enbridge and our means Enbridge Inc. and you, your, and shareholder mean a registered holder of common shares of Enbridge.

You are receiving this notice because Enbridge is using notice and access to deliver to you our Management Information Circular and other proxy-related materials, including our 2020 Annual Report, for our Annual Meeting of Shareholders by providing you with electronic access to the documents instead of mailing paper copies. Notice-and-access is an environmentally friendly and cost-effective way to distribute the materials because it reduces printing, paper and postage. Enclosed with this notice is a form of proxy so you can vote your shares.

Annual Meeting Date and Location

When: May 5, 2021 1:30 p.m. (Mountain Daylight Time)	Where:	Virtual Meeting via live audio webcast online at https://web.lumiagm.com/478797703, password “enbridge2021” (case sensitive). See “How do I attend and participate at the Meeting” on page 7 of the Management Information Circular or your form of proxy for instructions on how to attend the Annual Meeting online.

Items of business to be voted on at the Annual Meeting

The following items of business are described in the “Business of the Meeting” section of the Management Information Circular.

Refer to the Management
Information Circular

1.	Election of Directors – Resolution to elect the director nominees identified in the Management Information Circular to serve as directors until the end of our next annual shareholder meeting.	Pages 10 - 24

2.	Appointment of Auditors – Resolution to appoint PricewaterhouseCoopers LLP as our independent auditors and authorizing the directors to set their remuneration.	Pages 24 - 25

3.	Advisory Vote on Executive Compensation – Non-binding advisory vote to approve our approach to executive compensation.	Pages 25 - 26

PLEASE REVIEW OUR MANAGEMENT INFORMATION CIRCULAR PRIOR TO VOTING.

The Management Information Circular and 2020 Annual Report are available at:

www.enbridge.com/noticeandaccess or www.sedar.com

How to Request Paper Copies of the Management Information Circular and 2020 Annual Report

Shareholders may request to receive paper copies of the Management Information Circular and/or 2020 Annual Report by mail, at no cost, for up to one year from March 24, 2021, by using the Control Number located on the enclosed form of proxy. You will not be sent another form of proxy, so please retain the one mailed to you so you can vote your shares.

To request a paper copy before the meeting date, please call the number below and follow the instructions.

Toll free at 1-866-962-0498 (within North America) or 1-514-982-8716 (outside North America).

To ensure you receive the materials in advance of the voting deadline, all requests should be received no later than 5:00 p.m., Mountain Daylight Time, on Tuesday, April 27, 2021.

We also provide paper copies of the Management Information Circular and/or our 2020 Annual Report to shareholders who have standing instructions to receive, or for whom Enbridge has otherwise received a request to provide, paper copies of materials.

How to Vote Your Shares

YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares other than by attending the Annual Meeting online you must use one of the following voting methods, which are also outlined in your enclosed form of proxy.

Internet:	www.investorvote.com

Telephone:	1-866-732-VOTE (8683)

Mail:	Return the enclosed form of proxy in the accompanying pre-paid envelope to the address indicated thereon.

To be valid, your voting instructions must be received by 1:30 p.m., Mountain Daylight Time, on Monday, May 3, 2021, or, in the case of any adjournment or postponement of the meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the adjourned or postponed meeting. For instructions on how to attend and vote your Enbridge shares at the Annual Meeting online, see your enclosed form of proxy or “How do I attend and participate at the Meeting” on page 7 of the Management Information Circular.

To request paper copies of the Management Information Circular and/or 2020 Annual Report after the meeting date, please contact our Investor Relations line at 1-800-481-2804 (within North America).

If you have any questions about notice and access, please call (toll free) 1-866-964-0492.